Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 AND CONSENT AND LIMITED WAIVER

TO CREDIT AGREEMENT

dated as of April 27, 2023

among

FIRSTENERGY CORP.,

and

FIRSTENERGY TRANSMISSION, LLC,

as Borrowers,

THE LENDERS NAMED HEREIN,

as Lenders,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

THE FRONTING BANKS NAMED HEREIN,

as Fronting Banks

JPMORGAN CHASE BANK, N.A. PNC CAPITAL MARKETS LLC MUFG BANK, LTD. BARCLAYS BANK PLC BofA SECURITIES, INC.	MIZUHO BANK, LTD. CITIBANK, N.A. MORGAN STANLEY SENIOR FUNDING, INC. THE BANK OF NOVA SCOTIA RBC CAPITAL MARKETS[1]

as Joint Lead Arrangers

[1]	RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.

AMENDMENT NO. 1 TO

CREDIT AGREEMENT AND CONSENT AND LIMITED WAIVER

This AMENDMENT NO. 1 AND CONSENT AND LIMITED WAIVER, dated as of April 27, 2023 (this “Amendment”), to the Existing Credit Agreement referred to below, is entered into by and among FirstEnergy Corp. (“FE”), FirstEnergy Transmission, LLC (“FET” and, together with FE, the “Borrowers”), each of the Lenders party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, and each of the Fronting Banks party hereto.

PRELIMINARY STATEMENTS

1. The Borrowers, the Lenders, the Administrative Agent and the Fronting Banks are parties to that certain Credit Agreement, dated as of October 18, 2021 (as amended prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. The Borrowers and certain Subsidiaries thereof intend to consummate the Specified Transactions (as defined in Schedule 1 hereto).

3. The Borrowers have requested that the Lenders permit the consummation of the Specified Transactions, and the Lenders have agreed to permit the consummation of the Specified Transactions on the terms and conditions set forth herein.

4. The Borrowers desire to amend the Existing Credit Agreement as set forth herein, and the Lenders, the Administrative Agent and the Fronting Banks have agreed to such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Consent and Limited Waiver.

(a) Subject to the satisfaction or waiver in writing of the conditions precedent set forth in Section 4 hereof, each of the Administrative Agent and the Lenders party hereto hereby, in reliance on the representations and warranties set forth herein, the covenant set forth in Section 1(b) hereof, and the facts and circumstances disclosed to the Credit Parties on or before the Amendment Effective Date, (i) agrees that, upon the occurrence of the Amendment Effective Date, and notwithstanding anything to the contrary set forth in the Credit Agreement or any other Loan Document, the Specified Transactions are consented to and approved in all respects and (ii) waives compliance with any applicable provisions of any Loan Document that would prohibit the consummation of the Specified Transactions, solely as any such provisions apply to the consummation of the Specified Transactions; provided that (x) with respect to the Specified Investment (as defined in Schedule 1), such Specified Investment shall occur no later than the closing date set forth in the Purchase and Sale Agreement, dated as of February 2, 2023, by and among FE, FET and North American Transmission Company II LLC (the “Purchase Agreement”),

including any extensions thereto as set forth in the Purchase Agreement as of the date hereof, and (y) the Borrowers hereby agree to take all steps reasonably necessary to protect, preserve and maintain the Lenders’ rights and remedies under the Credit Agreement and the other Loan Documents.

(b) The Borrowers agree that prior to, or simultaneously with, the consummation of the Specified Transactions, FET LLC (as defined in Schedule 1) shall assume all of FET’s obligations under the Credit Agreement and the other Loan Documents to which it is a party, pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, which documentation shall include deliverables and matters of the type delivered by the Borrowers and provided for in connection with the effectiveness of the Existing Credit Agreement. Each of the parties hereto agrees that the failure to comply with the covenant set forth in this Section 1(b) shall constitute an immediate Event of Default under the Credit Agreement.

SECTION 2. Amendments to Existing Credit Agreement. The Existing Credit Agreement is, effective as of the date hereof and subject to the satisfaction or waiver of the conditions precedent set forth in Section 4 hereof, hereby amended to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text) as set forth on the pages attached hereto as Annex A.

SECTION 3. Existing LIBOR Advances. Notwithstanding anything to the contrary in this Amendment or the Credit Agreement, (i) each Eurodollar Rate Advance (as defined in the Existing Credit Agreement) outstanding immediately prior to the Amendment Effective Date (each, an “Existing LIBOR Advance”) shall continue to accrue interest based on the Eurodollar Rate (as defined in the Existing Credit Agreement) applicable to such Existing LIBOR Advance until the last day of the Interest Period (as defined in the Existing Credit Agreement) applicable to such Existing LIBOR Advance in effect immediately prior to the Amendment Effective Date (such last day, with respect to any Existing LIBOR Advance, a “LIBOR Termination Date”), and thereafter shall be a Term Benchmark Advance or an Alternate Base Rate Advance as determined in accordance with the Credit Agreement and (ii) the terms of the Existing Credit Agreement in respect of the calculation, payment and administration of each Existing LIBOR Advance shall remain in effect from and after the date hereof until the LIBOR Termination Date applicable to such Existing LIBOR Advance solely for purposes of making, and the administration of, fee and interest payments on such Existing LIBOR Advance.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the following conditions have been satisfied (or waived by the Administrative Agent and the Lenders party hereto in their sole discretion):

(a) The Administrative Agent shall have received, in immediately available funds, to the extent invoiced prior to the Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, but not limited to, the reasonable fees and expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) to the Administrative Agent) required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

(b) The Administrative Agent shall have received the following documents, each document being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents, except as otherwise specified below), in form and substance satisfactory to the Administrative Agent:

(i) either (A) counterparts of this Amendment duly executed by each of the Borrowers, the Lenders, the Administrative Agent, and the Fronting Banks or (B) written evidence satisfactory to the Administrative Agent that such parties have signed counterparts of this Amendment;

(ii) certified copies of (A) the resolutions of the Board of Directors of each Borrower approving this Amendment, the Credit Agreement and the Specified Transactions, and (B) all documents evidencing any other necessary corporate action with respect to this Amendment, the Credit Agreement and the Specified Transactions;

(iii) a certificate of the Secretary or an Assistant Secretary of each Borrower certifying (A) the names and true signatures of the officers of such Borrower authorized to sign this Amendment and the other documents to be delivered hereunder, (B) that attached thereto are true and correct copies of the Organizational Documents of such Borrower, in each case as in effect on such date, and (C) that true and correct copies of all governmental and regulatory authorizations and approvals required for the due execution, delivery and performance by such Borrower of this Amendment and the Credit Agreement have previously been delivered to the Administrative Agent and remain in full force and effect on such date; and

(iv) a certificate of an Authorized Officer of each Borrower (the statements in which shall be true) certifying that, both before and after giving effect to this Amendment, (A) no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Default with respect to such Borrower and (B) all representations and warranties of such Borrower contained in the Credit Agreement and each other Loan Document to which such Borrower is a party are true and correct in all material respects (or in the case of any representation or warranty already qualified by materiality, true and correct in all respects) on and as of the Amendment Effective Date, as though made on and as of such date (other than any such representation or warranty that by its terms refers to a specific date, in which case such representation and warranty shall be true and correct as of such specific date).

(c) The Administrative Agent shall have received all documentation and information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation, to the extent such documentation or information is requested by the Administrative Agent on behalf of any Lender prior to the Amendment Effective Date.

SECTION 5. Representations and Warranties. Each Borrower represents and warrants as follows:

(a) Due Authorization. The execution, delivery and performance by it of this Amendment and each other Loan Document being executed and delivered in connection with this Amendment to which such Borrower is a party have been duly authorized by all necessary corporate action on its part and do not, and will not, require the consent or approval of its shareholders or members, as the case may be, other than such consents and approvals as have been duly obtained, given or accomplished.

(b) No Violation, Etc. Neither the execution, delivery or performance by it of this Amendment, any other Loan Document being executed and delivered in connection with this Amendment to which it is a party, nor the consummation by it of the transactions contemplated hereby or thereby, nor compliance by it with the provisions hereof or thereof, nor the performance by it of the Credit Agreement, contravenes or will contravene, or results or will result in a breach of, any of the provisions of its Organizational Documents, any Applicable Law, or any indenture, mortgage, deed of trust, lease, license or any other agreement or instrument to which it or any of its Subsidiaries is party or by which its property or the property of any of its Subsidiaries is bound, or results or will result in the creation or imposition of any Lien upon any of its property or the property of any of its Subsidiaries, except to the extent such contravention or breach, or the creation or imposition of any such Lien, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect with respect to such Borrower.

(c) Governmental Actions. No Governmental Action is or will be required in connection with (i) the execution, delivery or performance by it of, or the consummation by it of the transactions contemplated by, this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party, or (ii) the performance by it of the Credit Agreement.

(d) Execution and Delivery. This Amendment and the other Loan Documents being executed and delivered in connection with this Amendment to which it is, or is to become, a party have been or will be (as the case may be) duly executed and delivered by it, and each of this Amendment and the Credit Agreement is, and upon execution and delivery thereof each such other Loan Document will be, the legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject, however, solely with respect to this Amendment, the Credit Agreement and such other Loan Document, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.

(e) No Material Misstatements. The reports, financial statements and other written information furnished by or on behalf of such Borrower to the Administrative Agent, any Fronting Bank or any Lender pursuant to or in connection with this Amendment and the transactions contemplated hereby, when taken together with the Disclosure Documents, do not contain, when taken as a whole, any untrue statement of a material fact and do not omit, when taken as a whole, to state any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.

(f) Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of such Borrower, threatened against such Borrower or any of its Subsidiaries that involve this Amendment, the Credit Agreement or any other Loan Document.

(g) No Default. No Unmatured Default or Event of Default has occurred and is continuing or would occur as a result of (i) the execution, delivery or performance by such Borrower of this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party or (ii) the performance by such Borrower of the Credit Agreement.

(h) Anti-Corruption Laws. No proceeds of any Borrowing have been used in violation of any Anti-Corruption Law.

SECTION 6. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(a) Except as expressly amended, consented or waived hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed. The consent, waiver and amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to departure from or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of any Borrower requiring the consent of the Administrative Agent, the Fronting Banks or the Lenders except to the extent specifically provided for herein. Except as expressly set forth herein, the Administrative Agent and the Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against the Borrowers for any existing or future Unmatured Default or Event of Default. The Administrative Agent, the Fronting Banks and the Lenders reserve the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents, and the Borrowers expressly acknowledge such reservation of rights. Any future or additional waiver or amendment of any provision of the Credit Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Amendment and executed by the appropriate parties in accordance with the terms thereof.

(b) Upon the effectiveness of this Amendment: (i) each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement; and (ii) each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent or the Fronting Banks under the Existing Credit Agreement or any other

Loan Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document.

SECTION 7. Costs and Expenses. Each Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, each Fronting Bank and each Lender in connection with the preparation, execution, delivery, syndication and administration of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) for the Administrative Agent, the Fronting Banks and the Lenders with respect thereto and with respect to advising the Administrative Agent, the Fronting Banks and each Lender as to their rights and responsibilities under this Amendment. Each Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable fees and expenses of counsel), incurred by the Administrative Agent, the Fronting Banks and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Credit Agreement and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section. The Borrowers acknowledge and agree that, pursuant to Section 8.05(a) of the Credit Agreement, they are required to pay, among other costs and expenses set forth therein, the reasonable fees and expenses of counsel for the Administrative Agent (including, but not limited to, any local counsel and any specialist counsel for the Administrative Agent), in accordance with the terms thereof.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including, without limitation, by Adobe portable document format file (also known as a “PDF” file)) shall be as effective as delivery of a manually signed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 10. Miscellaneous. This Amendment shall be subject to the provisions of Sections 8.05, 8.10, 8.11 and 8.12 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.

SECTION 11. Release. In consideration of, among other things, the Administrative Agent’s, the Fronting Banks’ and the Lenders’ execution and delivery of this Amendment, each Borrower, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, liens, warranties, damages and consequential damages, judgments, costs or expenses whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Credit Parties in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts existing on or before the Amendment Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith; or (ii) any aspect of the dealings or relationships between or among the Borrowers, on the one hand, and any or all of the Credit Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by any Borrower of any Advances or other financial accommodations made by any Credit Party after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts existing on or prior to the date of receipt of any such Advances or other financial accommodations. In entering into this Amendment, each Borrower consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section 11 shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Advances.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FIRSTENERGY CORP.
FIRSTENERGY TRANSMISSION, LLC

By	/s/ Steven R. Staub
Name: Steven R. Staub
Title: Vice President and Treasurer

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as a Lender and as a Fronting Bank

By	/s/ Khawaja Tariq
Name: Khawaja Tariq
Title: Vice President

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By	/s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

MUFG Bank, Ltd. as a Lender

By	/s/ Matt Bly
Name: Matthew Bly
Title: Director

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

Credit Agricole Corporate and Investment Bank, as a Lender

By	/s/ Dixon Schultz
Name: Dixon Schultz
Title: Managing Director

By	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

Citizens Bank, National Association as a Lender

By	/s/ Kelly Hamrick
Name: Kelly Hamrick
Title: Senior Vice President

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

ROYAL BANK OF CANADA, as a Lender and as a Fronting Bank

By	/s/ Meg Donnelly
Name: Meg Donnelly
Title: Authorized Signatory

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By	/s/ Alkesh V Nanavaty
Name: Alkesh V Nanavaty
Title: Executive Director

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Thomas Kleiderer
Name: Thomas Kleiderer
Title: Managing Director

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Renee M. Bonnell
Name: Renee M. Bonnell
Title: Senior Vice President

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

BANK OF AMERICA, N.A., as a Lender and as a Fronting Bank

By	/s/ Jacqueline G. Margetis
Name: Jacqueline G. Margetis
Title: Director

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Michael E Temnick
Name: Michael E Temnick
Title: Senior Vice President

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

Canadian Imperial Bank of Commerce, New York Branch, as a Lender

By	/s/ Anju Abraham
Name: Anju Abraham
Title: Executive Director

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

TD BANK, N.A., as a Lender

By	/s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By	/s/ Rikin Pandya
Name: Rikin Pandya
Title: Vice President

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

TRUIST BANK, as a Lender

By	/s/ Catherine Strickland
Name: Catherine Strickland
Title: Vice President

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

THE BANK OF NEW YORK MELLON, as a Lender

By	/s/ Molly H. Ross
Name: Molly H. Ross
Title: Vice President

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

The Bank of Nova Scotia, as a Lender and as a Fronting Bank

By	/s/ David Dewar
Name: David Dewar
Title: Director

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

First National Bank of Pennsylvania, as a Lender

By	/s/ Paul Wargo
Name: Paul Wargo
Title: Corporate Relationship Manager

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

CITIBANK, N.A., as a Lender and as a Fronting Bank

By	/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Ryan Rockwood
Name: Ryan Rockwood
Title: Vice President

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By	/s/ Christopher Olsen
Name: Christopher Olsen
Title: Vice President

[Signature Page to Amendment No. 1 and Consent and Limited Waiver to FirstEnergy Parent Credit Agreement]

Schedule 1

Specified Transactions

[Intentionally omitted]

Annex A

Credit Agreement

[Intentionally omitted]